Exhibit 10.107

ASSIGNMENT & BILL OF SALE

STATE OF TEXAS

COUNTY OF GREGG

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, Robert O. Morrison (Hard Head Oil & Gas) & Talmadge L. Dowden, (the “Seller”), whose address is P. O. Box 421, Selman City, Texas 75689 for the sum of Four thousand dollars ($4,000.00), and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, grants, bargains, sells, and transfers to ENERGYTEC, INC, whose address is 14785 Preston Road Suit 530, Dallas. Texas 75254 (the “Buyer”), its successors and assigns, the following described property located in Gregg County, Texas:

Maurine Turnbow Lease, Well # 1 (set out under RRC# 06565) being Lot 1, Block One (1), of Clary Place Addition of the City of Kilgore, and being more fully described in that certain Assignment of Oil, Gas, and Mineral Lease Dated July 11, 2003, from Sid R. Finklea to Robert O. Morrison (Hard Head Oil & Gas) & Talmadge L. Dowden, Recorded under file # GCC 200319532 in the Deed Records of Gregg County, Texas;

Seller warrants and represents that there are no liens, mortgages, indebtedness, or other security interests owing or due on the equipment;

Seller represents and warrants to Buyer that Seller has full right and authority to sell and transfer said property to Buyer and warrants title to the Lands and Equipment thereon against any person claiming all or any part of it;

Seller binds itself, its successors and assigns, to warrant and defend the title to all of the described property to Buyer, its successors and assigns forever against every person lawfully claiming or to claim all or any part of the described property.

IN WITNESS WHEREOF, the Seller and Buyer have executed this Assignment & Bill of Sale on this the 12th day of March 2004.

SELLER: Robert O. Morrison	SELLER: Talmadge L. Dowden

/s/ Robert O. Morrison	/s/ Talmadge L. Dowden
Robert Morrison	Talmadge L. Dowden

BUYER: ENERGYTEC, INC.

/s/ Frank W. Cole
By:	FRANK W. COLE, its President

STATE OF TEXAS	§

COUNTY OF GREGG	§

This instrument was acknowledged before me on this the 12th day of March, 2004, by Robert Morrison.

/s/ Dennis M. Lewis, Jr.
NOTARY PUBLIC IN AND FOR THE STATE OF TEXAS

PRINTED NAME OF NOTARY

DATE COMMISSION EXPIRES

STATE OF TEXAS	§

COUNTY OF GREGG	§

This instrument was acknowledged before me on this the 12th day of March, 2004, by Talmadge L. Dowden.

/s/ Dennis M. Lewis, Jr.
NOTARY PUBLIC IN AND FOR THE STATE OF TEXAS

PRINTED NAME OF NOTARY

DATE COMMISSION EXPIRES

STATE OF TEXAS	§

COUNTY OF GREGG	§

CORPORATE ACKNOWLEDGMENT

This instrument was acknowledged before me on the 12th day of March, 2004, by Frank Cole, President of Energytec, Inc. on behalf of said corporation.

/s/ Dennis M. Lewis, Jr.
Notary Public In And For The State Of Texas

Notary’s name (printed):

Notary’s commission expires:

AFTER FILING RETURN TO:

G & H ASSOCIATES, INC

1800 SHILOH RD. SUITE 101

TYLER, TEXAS 75703